Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

D. Sherwin Artus

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Philip E. Doty

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ Philip E. Doty
Philip E. Doty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William N. Hahne

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Allan R. Larson

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ Allan R. Larson
Allan R. Larson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael B. Walen

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange the Company’s 5.750% Senior Notes due 2021 of the same series as issued on September 12, 2013 (the “Registered Notes”) and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2021 issued on September 26, 2013 and related guarantees pursuant to the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the Registered Notes and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 31st day of October, 2013.

/s/ Michael B. Walen
Michael B. Walen